[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.23

Execution Version

FIRST AMENDMENT TO

EQUITY CAPITAL CONTRIBUTION AGREEMENT

THIS FIRST AMENDMENT TO EQUITY CAPITAL CONTRIBUTION AGREEMENT (this “Amendment”), is effective as of March 16, 2015, by and between Exelon Generation Company, LLC, a Pennsylvania limited liability company (together with its permitted successors and assigns, the “Investor”), and Clean Technologies 2014, LLC, a Delaware limited liability company (the “Bloom Member”). The Investor and the Bloom Member shall be referred to individually herein as a “Party” and collectively as the “Parties”. Capitalized terms used herein and not otherwise defined have the meanings provided in the Equity Capital Contribution Agreement, dated as of July 18, 2014, by and between the Parties (the “ECCA”).

RECITALS

A. WHEREAS, the Parties desire to amend the ECCA as more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the ECCA as follows

AGREEMENT

1.	Amendment to the ECCA.

Section 3.19 is deleted in its entirety and replaced with the following text:

“3.19 PUHCA and FPA Status. [***]

2.	Ratification. The ECCA, as amended hereby, is in all respects ratified and confirmed and shall be and remain in full force and effect. All references to the ECCA in any other document or instrument shall be deemed to mean such ECCA as amended by this Amendment.

[***] Confidential Treatment Requested

3.	Amendments. No amendment, modification, termination or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and duly executed by the Parties.

4.	Enforceability. This Amendment shall be enforceable by and binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

5.	Governing Law. THIS AMENDMENT SHALL BE DEEMED MADE AND PREPARED AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

6.	Counterparts and Facsimile Execution. This Amendment may be executed and delivered (including by “portable document format”) in one or more counterparts, all of which shall be considered one and the same and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each other Party, it being understood that all Parties need not sign the same counterpart. Signatures of the Parties transmitted by electronic mail shall be deemed to be their original signatures for all purposes.

7.	Severability. If any term or other provision of this Amendment is invalid, illegal, or incapable of being enforced by any rule of applicable law, or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any Party.

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IN WITNESS WHEREOF, each Party have caused this Amendment to be signed on its behalf effective as of the date first written above.

EXELON GENERATION COMPANY, LLC

By	/s/ Kyle B. Crowley
Name:	Kyle B. Crowley
Title:	Vice President - Exelon Generation Company
Sr. Vice President and Chief Development
Officer - Exelon Corporation

[SIGNATURE PAGE TO FIRST AMENDMENT TO EQUITY CAPITAL CONTRIBUTION AGREEMENT]

CLEAN TECHNOLOGIES 2014, LLC

By	/s/ William E. Brockenborough
Name:	William E. Brockenborough
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO EQUITY CAPITAL CONTRIBUTION AGREEMENT]